SPONSORED RESEARCH AGREEMENT (NON-CLINICAL)


         This Agreement ("Agreement") is between Duke University ("Duke"), a North Carolina non-profit corporation, located in Durham, North Carolina and Cheung Laboratories, Inc. ("Sponsor"), a Maryland corporation having offices at 10220-I Old Columbia Road, Columbia, Maryland 21046.

         WHEREAS, the research program contemplated by this Agreement is of mutual interest and benefit to Duke and Sponsor, and will further the instructional and research objectives of Duke in a manner consistent with its status as a non-profit educational institution.

         NOW, THEREFORE, the parties agree as follows:

                                    ARTICLE 1
                                STATEMENT OF WORK

         Duke agrees to use its best effort to perform the research program described in the "Statement of Work" ("Statement"), a copy of which is attached to this Agreement as Exhibit "A".

                                    ARTICLE 2
                             INDEPENDENT CONTRACTOR

         Duke's relationship to Sponsor under this Agreement will be of an independent contractor and not an agent, joint venturer or partner of Sponsor.

                                    ARTICLE 3
                             PRINCIPAL INVESTIGATOR

         The research will be supervised by David Needham, PhD ("Investigator") at Duke. If, for any reason Investigator is unable to continue to serve as Principal Investigator and a successor acceptable to both Duke and Sponsor is not available, the Agreement will be terminated in accordance with Article 7 below.

                                    ARTICLE 4
                                  CONSIDERATION

         In consideration of the foregoing, and as more specifically provided in the budget included as Exhibit B, Sponsor will pay Duke for all direct and indirect costs incurred in the performance of the research as set forth in the Statement, a total not to exceed $184,336. Payment will be made to Duke by Sponsor in advance, on the schedule set forth in Exhibit B.

483203.001(B&F)                        1                                01/11/99

                                    ARTICLE 5
                              PERIOD OF PERFORMANCE

         The research will be conducted during a 1 year period commencing on ________, 19__ and concluding on or before ________________. This agreement will be renewable for additional periods upon the mutual consent of the parties by a new agreement or by amendment hereto expressed in writing. Either party may terminate this Agreement on any anniversary date of this Agreement after the first anniversary date by giving the other party at least sixty (60) days prior written notice of such termination. In the case of such termination, Duke will proceed in an orderly fashion to terminate any outstanding commitments and to stop the work as soon as it is practicable to do so. All reasonable costs to Duke associated with termination will be considered reimbursable costs, including costs incurred prior to the notice of termination but which have not yet been reimbursed, and commitments existing at the time the notice of termination is received which cannot be cancelled.

                                    ARTICLE 6
                                RESEARCH REPORTS

         Duke will provide Sponsor with periodic progress reports on the research. In addition, Duke will provide Sponsor with a final report on such research within sixty (60) days of termination of this Agreement.

                                    ARTICLE 7
                                   TERMINATION

         In the event that either party commits a breach or default in any of the terms or conditions of this Agreement and that party fails to remedy that default or breach within thirty (30) days after receipt of written notice of that breach from the other party, the party giving notice may, at its option and in addition to any other remedies it may have in law or in equity; terminate this Agreement by sending written notice of termination to stop the work as soon as it is practicable to do so. All costs to Duke associated with termination will be considered reimbursable costs, including costs incurred prior to the notice of termination but which have not yet been reimbursed, and commitments existing at the time the notice of termination is received which cannot be cancelled. This shall include all noncancellable contracts and fellowships or postdoctoral associate appointments incurred prior to the effective date of termination. After termination, any obligation of Sponsor for fellowships or postdoctoral associates shall end no later than the first to occur of (i) the end of Duke's academic year following termination. or (ii) the next anniversary date on which Sponsor could have terminated this Agreement pursuant to Article
5. In no case will reimbursement under this Agreement exceed the total estimated project costs specified in Exhibit B.


483203.001(B&F)                        2                                01/11/99

                                    ARTICLE 8
                            CONFIDENTIAL INFORMATION

         "Confidential Information" ("Information") shall mean all information provided by one party to the other and clearly identified as confidential by the transmitting party at the time of disclosure. Specifically excepted from this definition is all information: (a) known by the receiving party at the time of disclosure; (b) publicly disclosed except by breach of this Agreement; (c) rightfully received by the receiving party from a third party without an express obligation of confidence; and (d) independently developed by the employees or agents of either party without any knowledge of the confidential information provided by the other party. The party receiving the Information agrees to hold that Information in trust and confidence for the transmitting party, using the same care and discretion that the receiving party uses with similar Information which it considers confidential. The receiving party will not use Information other than for the benefit of the two parties and relating to the Agreement and except as may be provided for in Article 9 regarding publication herein, neither party will disclose such information without authorization from the other party. This provision shall remain in effect during the term of this Agreement and for three (3) years thereafter.

                                    ARTICLE 9
                            PUBLICATION AND OTHER USE

         Duke shall be free to use the results of the subject research for its own teaching, research, educational, clinical and publication purposes without the payment of royalties or other fees. Duke agrees to submit to Sponsor for its review, a copy of any proposed publication resulting from the subject research at least sixty (60) days prior to the estimated date of publication, and if no response is received within thirty (30) days of the date submitted to Sponsor, it will be conclusively presumed that the publication may proceed without delay. If Sponsor determines that the proposed publication contains patentable subject matters which require protection, Sponsor may require the delay of the publication for a period of time not to exceed sixty (60) days for the purpose of allowing the pursuit of such protection.

                                   ARTICLE 10
                                   INVENTIONS

         Any new invention, development, or discovery resulting from the subject research ("Invention") shall be promptly disclosed in writing to Sponsor. Sponsor is hereby granted, without option fee other than the consideration of the research sponsored herein and the reimbursement of Duke for all patent expenses incurred to the date of disclosure related to the Invention, an option to acquire an exclusive, worldwide, royalty bearing license of Duke's rights to any Invention, which option shall extend for ninety (90) days after Sponsor's receipt of an Invention disclosure. If Sponsor notifies Duke in writing of its exercise of the option within the option period, then the parties will proceed


483203.001(B&F)                        3                                01/11/99
in good faith to negotiate a license agreement on commercially reasonable terms within ninety (90) days after notification of exercise, and if Sponsor does not exercise this option, or notifies Duke that it will not exercise this option, or the parties fail to sign a license agreement within said ninety (90) day period, then Sponsor shall no longer own any rights in the subject Invention.

                                   ARTICLE 11
                             INDEMNITY AND INSURANCE

         Sponsor agrees to indemnify, hold harmless and defend Duke, its officers, employees, and agents against any and all claims, suits, losses, damages, costs, fees, and expenses asserted by third parties, both government and non-government, resulting from or arising out of this agreement; provided, however, that Sponsor shall not be responsible for Duke's negligence or willful misconduct. Sponsor shall maintain in force at its sole cost and expense, with reputable insurance companies, insurance of a type and in an amount reasonably sufficient to protect against liability hereunder. Duke shall have the right to request the appropriate certificates of insurance from Sponsor for the purpose of ascertaining the sufficiency of such coverage.

                                   ARTICLE 12
                              USE OF A PARTY'S NAME

         Neither party will, without the prior written consent of the other party: (a) use in advertising, publicity or otherwise, the name of any employee or agent, any trade-name, trademark, trade device, service mark, symbol, or any abbreviation, contraction or simulation thereof owned by the other party, or (b) represent, either directly or indirectly, that any product or service of the other party is a product or service of the representing party or that it is made in accordance with or utilizes the information or documents of the other party. Notwithstanding the above, Sponsor shall have the right to state that it has entered into this Agreement with Duke and to state or summarize the terms hereof in its filings with the Securities and Exchange Commission and related shareholder communications; provided that Sponsor shall submit the text of such statements to Duke at least 48 hours prior to publication.

                                   ARTICLE 13
                                     NOTICE

         Any notice or other communication required or permitted under this Agreement will be in writing and will be deemed given as of the date it is: (a) delivered by hand, or (b) mailed, postage prepaid, first class, certified mail, return receipt requested, to the party at the address listed below or subsequently specified in writing, or (c) sent, shipping prepaid, return receipt requested, by national courier service, to the party at the address listed below or subsequently specified in writing:


483203.001(B&F)                        4                                01/11/99

         As to Duke:        Office of Grants and Contracts
                            107 Seeley G. Mudd Building
                            Duke University Medical Center - Box 3001
                            Durham, North Carolina 27710

                 cc:        University Counsel
                            Duke University - 011 Allen Building
                            Durham, North Carolina 27708

      As to Sponsor:        Cheung Laboratories, Inc.
                            10220-I Old Columbia Road
                            Columbia, Maryland 21046

               Attn:        Augustine Cheung

This Agreement is for professional research services. Neither party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party.

                                   ARTICLE 14
                                ENTIRE AGREEMENT

         This Agreement and all attached Exhibits contain the entire agreement and understanding between the parties as to its subject matter. It merges all prior discussions between the parties and neither party will be bound by conditions, definitions, warranties, understandings, or representations concerning such subject matter except as provided in this Agreement or as specified on or subsequent to the effective date of this Agreement in a writing signed by properly authorized representatives of the parties. This Agreement can only be modified by written agreement duly signed by persons authorized to sign agreements on behalf of both Sponsor and Duke.

                                   ARTICLE 15
                                     WAIVER

         The failure of a party in any instance to insist upon the strict performance of the terms of this Agreement will not be construed to be a waiver or relinquishment of any of the terms of this Agreement, either at the time of the party's failure to insist upon strict performance or at any time in the future, and such terms will continue in full force and effect.


483203.001(B&F)                        5                                01/11/99

                                   ARTICLE 16
                                    SEVERANCE

         Each clause of this Agreement is a distinct and severable clause and if any clause is deemed illegal, void or unenforceable, the validity, legality or enforceability of any other clause or portion of this Agreement will not be affected thereby.

                                   ARTICLE 17
                                  GOVERNING LAW

         The construction and performance of this Agreement will be governed by the laws of the State of North Carolina.

                                   ARTICLE 18
                                     TITLES

         All titles and articles headings contained in this Agreement are inserted only as a matter of convenience and reference. They do not define, limit extend or describe the scope of this Agreement or the intent of any of its provisions.


         IN WITNESS WHEREOF, the parties hereunto set their hands and seals.

                                                     DUKE UNIVERSITY



                                                     By: /s/ Ralph Hyderman
                                                     ----------------------
                                                       Name:
                                                       Title:

Date Executed:______________________

Principal Investigator:

                                                     SPONSOR:

                                                     CHEUNG LABORATORIES, INC.


                                                     By: /s/Augustine Y. Cheung
                                                     --------------------------
                                                       Name:
                                                       Title:Chairman


483203.001(B&F)                        6                                01/11/99

Date Executed: March 17, 1998

                                Exhibit "B"

                             Payment Schedule

         ==================================  ===================
                  Payment Due Date                  Amount
         ----------------------------------  -------------------
                  January __, 1998                 $25,000
         ----------------------------------  -------------------
                  April __, 1998                   $53,112
         ----------------------------------  -------------------
                  July __, 1998                    $53,112
         ----------------------------------  -------------------
                  October __, 1998                 $53,112
         ----------------------------------  -------------------
                       Total                      $184,336
         ==================================  ===================


483203.001(B&F)                        7                                01/11/99

                   SPONSORED RESEARCH AGREEMENT (NON-CLINICAL)


         This Agreement ("Agreement") is between Duke University ("Duke"), a North Carolina non-profit corporation, located in Durham, North Carolina and Cheung Laboratories, Inc. ("Sponsor"), a Maryland corporation having offices at 10220-I Old Columbia Road, Columbia, Maryland 21046.

         WHEREAS, the research program contemplated by this Agreement is of mutual interest and benefit to Duke and Sponsor, and will further the instructional and research objectives of Duke in a manner consistent with its status as a non-profit educational institution.

         NOW, THEREFORE, the parties agree as follows:

                                    ARTICLE 4
                                STATEMENT OF WORK

         Duke agrees to use its best effort to perform the research program described in the "Statement of Work" ("Statement"), a copy of which is attached to this Agreement as Exhibit "A".

                                    ARTICLE 5
                             INDEPENDENT CONTRACTOR

         Duke's relationship to Sponsor under this Agreement will be of an independent contractor and not an agent, joint venturer or partner of Sponsor.

                                    ARTICLE 6
                             PRINCIPAL INVESTIGATOR

         The research will be supervised by Mark W. Dewhirst, DVM, PhD ("Investigator") at Duke. If, for any reason Investigator is unable to continue to serve as Principal Investigator and a successor acceptable to both Duke and Sponsor is not available, the Agreement will be terminated in accordance with
Article 7 below.

                                    ARTICLE 4
                                  CONSIDERATION

         In consideration of the foregoing, and as more specifically provided in the budget included as Exhibit B, Sponsor will pay Duke for all direct and

483203.001(B&F)                        8                                01/11/99
indirect costs incurred in the performance of the research as set forth in the Statement, a total not to exceed $440,726. Payment will be made to Duke by Sponsor in advance, on the schedule set forth in Exhibit B.

                                    ARTICLE 5
                              PERIOD OF PERFORMANCE

         The research will be conducted during a 1 year period commencing on February 1, 1998 and concluding on or before Janaury 31, 1999. This agreement will be renewable for additional periods upon the mutual consent of the parties by a new agreement or by amendment hereto expressed in writing. Either party may terminate this Agreement on any anniversary date of this Agreement after the first anniversary date by giving the other party at least sixty (60) days prior written notice of such termination. In the case of such termination, Duke will proceed in an orderly fashion to terminate any outstanding commitments and to stop the work as soon as it is practicable to do so. All reasonable costs to Duke associated with termination will be considered reimbursable costs, including costs incurred prior to the notice of termination but which have not yet been reimbursed, and commitments existing at the time the notice of termination is received which cannot be cancelled.

                                    ARTICLE 6
                                RESEARCH REPORTS

         Duke will provide Sponsor with periodic progress reports on the research. In addition, Duke will provide Sponsor with a final report on such research within sixty (60) days of termination of this Agreement.

                                    ARTICLE 7
                                   TERMINATION

         In the event that either party commits a breach or default in any of the terms or conditions of this Agreement and that party fails to remedy that default or breach within thirty (30) days after receipt of written notice of that breach from the other party, the party giving notice may, at its option and in addition to any other remedies it may have in law or in equity; terminate this Agreement by sending written notice of termination to stop the work as soon as it is practicable to do so. All costs to Duke associated with termination will be considered reimbursable costs, including costs incurred prior to the notice of termination but which have not yet been reimbursed, and commitments existing at the time the notice of termination is received which cannot be cancelled. This shall include all noncancellable contracts and fellowships or postdoctoral associate appointments incurred prior to the effective date of termination. After termination, any obligation of Sponsor for fellowships or postdoctoral associates shall end no later than the first to occur of (i) the end of Duke's academic year following termination. or (ii) the next anniversary date on which Sponsor could have terminated this Agreement pursuant to Article

483203.001(B&F)                        9                                01/11/99

5. In no case will reimbursement under this Agreement exceed the total estimated project costs specified in Exhibit B.

                                    ARTICLE 8
                            CONFIDENTIAL INFORMATION

         "Confidential Information" ("Information") shall mean all information provided by one party to the other and clearly identified as confidential by the transmitting party at the time of disclosure. Specifically excepted from this definition is all information: (a) known by the receiving party at the time of disclosure; (b) publicly disclosed except by breach of this Agreement; (c) rightfully received by the receiving party from a third party without an express obligation of confidence; and (d) independently developed by the employees or agents of either party without any knowledge of the confidential information provided by the other party. The party receiving the Information agrees to hold that Information in trust and confidence for the transmitting party, using the same care and discretion that the receiving party uses with similar Information which it considers confidential. The receiving party will not use Information other than for the benefit of the two parties and relating to the Agreement and except as may be provided for in Article 9 regarding publication herein, neither party will disclose such information without authorization from the other party. This provision shall remain in effect during the term of this Agreement and for three (3) years thereafter.

                                    ARTICLE 9
                            PUBLICATION AND OTHER USE

         Duke shall be free to use the results of the subject research for its own teaching, research, educational, clinical and publication purposes without the payment of royalties or other fees. Duke agrees to submit to Sponsor for its review, a copy of any proposed publication resulting from the subject research at least sixty (60) days prior to the estimated date of publication, and if no response is received within thirty (30) days of the date submitted to Sponsor, it will be conclusively presumed that the publication may proceed without delay. If Sponsor determines that the proposed publication contains patentable subject matters which require protection, Sponsor may require the delay of the publication for a period of time not to exceed sixty (60) days for the purpose of allowing the pursuit of such protection.

                                   ARTICLE 10
                                   INVENTIONS

         Any new invention, development, or discovery resulting from the subject research ("Invention") shall be promptly disclosed in writing to Sponsor. Sponsor is hereby granted, without option fee other than the consideration of the research sponsored herein and the reimbursement of Duke for all patent expenses incurred to the date of disclosure related to the Invention, an option


483203.001(B&F)                       10                                01/11/99
to acquire an exclusive, worldwide, royalty bearing license of Duke's rights to any Invention, which option shall extend for ninety (90) days after Sponsor's receipt of an Invention disclosure. If Sponsor notifies Duke in writing of its exercise of the option within the option period, then the parties will proceed in good faith to negotiate a license agreement on commercially reasonable terms within ninety (90) days after notification of exercise, and if Sponsor does not exercise this option, or notifies Duke that it will not exercise this option, or the parties fail to sign a license agreement within said ninety (90) day period, then Sponsor shall no longer own any rights in the subject Invention.

                                   ARTICLE 11
                             INDEMNITY AND INSURANCE

         Sponsor agrees to indemnify, hold harmless and defend Duke, its officers, employees, and agents against any and all claims, suits, losses, damages, costs, fees, and expenses asserted by third parties, both government and non-government, resulting from or arising out of this agreement; provided, however, that Sponsor shall not be responsible for Duke's negligence or willful misconduct. Sponsor shall maintain in force at its sole cost and expense, with reputable insurance companies, insurance of a type and in an amount reasonably sufficient to protect against liability hereunder. Duke shall have the right to request the appropriate certificates of insurance from Sponsor for the purpose of ascertaining the sufficiency of such coverage.

                                   ARTICLE 12
                              USE OF A PARTY'S NAME

         Neither party will, without the prior written consent of the other party: (a) use in advertising, publicity or otherwise, the name of any employee or agent, any trade-name, trademark, trade device, service mark, symbol, or any abbreviation, contraction or simulation thereof owned by the other party, or (b) represent, either directly or indirectly, that any product or service of the other party is a product or service of the representing party or that it is made in accordance with or utilizes the information or documents of the other party. Notwithstanding the above, Sponsor shall have the right to state that it has entered into this Agreement with Duke and to state or summarize the terms hereof in its filings with the Securities and Exchange Commission and related shareholder communications; provided that Sponsor shall submit the text of such statements to Duke at least 48 hours prior to publication.

                                   ARTICLE 13
                                     NOTICE

         Any notice or other communication required or permitted under this Agreement will be in writing and will be deemed given as of the date it is: (a) delivered by hand, or (b) mailed, postage prepaid, first class, certified mail, return receipt requested, to the party at the address listed below or


483203.001(B&F)                       11                                01/11/99
subsequently specified in writing, or (c) sent, shipping prepaid, return receipt requested, by national courier service, to the party at the address listed below or subsequently specified in writing:

         As to Duke:        Office of Grants and Contracts
                            107 Seeley G. Mudd Building
                            Duke University Medical Center - Box 3001
                            Durham, North Carolina 27710

                 cc:        University Counsel
                            Duke University - 011 Allen Building
                            Durham, North Carolina 27708

      As to Sponsor:        Cheung Laboratories, Inc.
                            10220-I Old Columbia Road
                            Columbia, Maryland 21046

               Attn:        Augustine Cheung

This Agreement is for professional research services. Neither party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party.

                                   ARTICLE 14
                                ENTIRE AGREEMENT

         This Agreement and all attached Exhibits contain the entire agreement and understanding between the parties as to its subject matter. It merges all prior discussions between the parties and neither party will be bound by conditions, definitions, warranties, understandings, or representations concerning such subject matter except as provided in this Agreement or as specified on or subsequent to the effective date of this Agreement in a writing signed by properly authorized representatives of the parties. This Agreement can only be modified by written agreement duly signed by persons authorized to sign agreements on behalf of both Sponsor and Duke.

                                   ARTICLE 15
                                     WAIVER

         The failure of a party in any instance to insist upon the strict performance of the terms of this Agreement will not be construed to be a waiver or relinquishment of any of the terms of this Agreement, either at the time of the party's failure to insist upon strict performance or at any time in the future, and such terms will continue in full force and effect.


483203.001(B&F)                       12                                01/11/99

                                   ARTICLE 16
                                    SEVERANCE

         Each clause of this Agreement is a distinct and severable clause and if any clause is deemed illegal, void or unenforceable, the validity, legality or enforceability of any other clause or portion of this Agreement will not be affected thereby.

                                   ARTICLE 17
                                  GOVERNING LAW

         The construction and performance of this Agreement will be governed by the laws of the State of North Carolina.

                                   ARTICLE 18
                                     TITLES

         All titles and articles headings contained in this Agreement are inserted only as a matter of convenience and reference. They do not define, limit extend or describe the scope of this Agreement or the intent of any of its provisions.


         IN WITNESS WHEREOF, the parties hereunto set their hands and seals.

                                                     DUKE UNIVERSITY



                                                     By: /s/Ralph Hyderman
                                                     ---------------------
                                                       Name:
                                                       Title:

Date Executed:______________________

Principal Investigator:

                                                     SPONSOR:

                                                     CHEUNG LABORATORIES, INC.


                                                     By: /s/Augustine Y. Cheung
                                                     --------------------------
                                                        Name:
                                                        Title: Chairman


483203.001(B&F)                       13                                01/11/99

Date Executed: March 17, 1998

                              Exhibit "B"

                            Payment Schedule

         ==================================  ===================
                  Payment Due Date                  Amount
         ----------------------------------  -------------------
                  February __, 1998                $110,181
         ----------------------------------  -------------------
                  May __, 1998                     $110,181
         ----------------------------------  -------------------
                  August __, 1998                  $110,181
         ----------------------------------  -------------------
                  November __, 1998                $110,183
         ----------------------------------  -------------------
                       Total                       $440,726
         ==================================  ===================


483203.001(B&F)                       14                                01/11/99